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                                                                   Exhibit 10.16

                      INTERCOMPANY SUBORDINATION AGREEMENT

          THIS INTERCOMPANY SUBORDINATION AGREEMENT (this "Agreement"), dated as of October 7, 2003, is made among WELLS FARGO FOOTHILL, INC., a California corporation ("Agent"), and the Debtors (as defined below), with reference to the following:

          WHEREAS, Hudson Respiratory Care Inc., a California corporation (the "Borrower"), the lenders signatory thereto from time to time (individually and collectively, being referred to as "Lenders"; together with Agent, individually and collectively, the "Lender Group"), and Agent have entered into that certain Loan and Security Agreement, dated as of even date herewith (as amended, restated, modified, supplemented, refinanced, renewed, or extended from time to time, the "Loan Agreement"), pursuant to which the Lender Group has agreed to make certain financial accommodations to Borrower;

          WHEREAS, each Debtor has made or may make certain loans or advances from time to time to one or more other Debtors; and

          WHEREAS, in order to induce the Lender Group to enter into the Loan Agreement, each Debtor has agreed to the subordination of such indebtedness of each other Debtor to such Debtor, upon the terms and subject to the conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

          SECTION 1  Definitions; Interpretation.

          (a) Terms Defined in Loan Agreement. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

          (b) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

          "Agreement" has the meaning set forth in the preamble to this Agreement.

          "Borrower" has the meaning set forth in the recitals to this Agreement.

          "Debtors" means, collectively, Borrower, River Holding Corp., a Delaware corporation, IH Holding LLC, a Delaware limited liability company, Industrias Hudson S.A. de C.V., a company organized under the laws of Mexico, Hudson Respiratory Care Tecate, S. de R.L. de C.V., a company organized under the laws of Mexico, and HRC Holding Inc., a Delaware corporation.

          "Insolvency Event" has the meaning set forth in Section 3.

          "Lender Group" has the meaning set forth in the recitals to this Agreement.


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          "Lenders" has the meaning set forth in the recitals to this Agreement.

          "Loan Agreement" has the meaning set forth in the recitals to this Agreement.

          "Senior Debt" means the Obligations and other indebtedness and liabilities of the Debtors to Agent and the Lender Group under or in connection with the Loan Agreement and the other Loan Documents, including all unpaid principal of the Advances, all interest accrued thereon, all fees due under the Loan Agreement and the other Loan Documents, and all other amounts payable by the Debtors to Agent and the Lender Group thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and including without limitation interest, fees, and other such amounts, which would accrue and become due but for the commencement of one or more of the Insolvency Events, whether or not such interest, fees, and other amounts are allowed or allowable in whole or in part in any of such Insolvency Events.

          "Subordinated Debt" means, with respect to each Debtor, all indebtedness, liabilities, and other monetary obligations of any other Debtor owing to such Debtor in respect of any and all loans or advances made by such Debtor to such other Debtor whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including all fees and all other amounts payable by any other Debtor to such Debtor under or in connection with any documents or instruments related thereto.

          "Subordinated Debt Payment" means any payment or distribution by or on behalf of the Debtors, directly or indirectly, of assets of the Debtors of any kind or character, whether in cash, property, or securities, including on account of the purchase, redemption, or other acquisition of Subordinated Debt, as a result of any collection, sale, or other disposition of collateral, or by setoff, exchange, or in any other manner, for or on account of the Subordinated Debt.

          (c) Interpretation. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" is not exclusive. The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. References to agreements and other contractual instruments shall be deemed to include all subsequent amendments, restatements and other modifications thereto. References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending, or replacing the statute or regulation referred to. The captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

          SECTION 2 Subordination To Payment Of Senior Debt. As to each Debtor, all payments on account of the Subordinated Debt shall be subject, subordinate, and junior, in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the prior payment, in full, in cash or cash equivalents of the Senior Debt.

                                       2

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          SECTION 3  Subordination Upon Any Distribution Of Assets Of The
Debtors. As to each Debtor, in the event of any payment or distribution of assets of any other Debtor of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to such other Debtor or its property, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership, arrangement, or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshaling or composition of the assets and liabilities of such other Debtor, or otherwise, (such events, collectively, the "Insolvency Events"): (i) all amounts owing on account of the Senior Debt shall first be paid, in full, in cash, or payment provided for in cash or in cash equivalents, before any Subordinated Debt Payment is made; and (ii) to the extent permitted by applicable law, any Subordinated Debt Payment to which such Debtor would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating lender making such payment or distribution directly to Agent for application to the payment of the Senior Debt in accordance with clause (i), after giving effect to any concurrent payment or distribution or provision therefor to Agent in respect of such Senior Debt.

          SECTION 4  Payments On Subordinated Debt.

          (a) Permitted Payments. So long as no Event of Default has occurred and is continuing, each Debtor may make, and each other Debtor shall be entitled to accept and receive, (i) payments on account of the Subordinated Debt in the ordinary course of business and (ii) payments allowed, if any, under the Loan Agreement.

          (b) No Payment Upon Senior Debt Defaults. Upon the occurrence of any Event of Default, and until such Event of Default is cured or waived, no Debtor shall make, and no other Debtor shall accept or receive, any Subordinated Debt Payment.

          SECTION 5 Subordination Of Remedies. As long as any Senior Debt shall remain outstanding and unpaid, following the occurrence of any Event of Default and until such Event of Default is cured or waived, no Debtor shall, without the prior written consent of Agent:

          (a) accelerate, make demand, or otherwise make due and payable prior to the original due date thereof any Subordinated Debt or bring suit or institute any other actions or proceedings to enforce its rights or interests in respect of the obligations of any other Debtor owing to such Debtor;

          (b) exercise any rights under or with respect to guaranties of the Subordinated Debt, if any;

          (c) exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities, or obligations of such Debtor to any other Debtor against any of the Subordinated Debt; or

          (d) commence, or cause to be commenced, or join with any creditor other than Agent or any Lender in commencing, any bankruptcy, insolvency, or receivership proceeding against the other Debtor.

                                       3

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          SECTION 6  Payment Over To Agent. In the event that, notwithstanding the provisions of Sections 3, 4, or 5, any Subordinated Debt Payments shall be received in contravention of such Sections 3, 4, or 5 by any Debtor before all Senior Debt is paid, in full, in cash or cash equivalents, such Subordinated Debt Payments shall be held in trust for the benefit of the Lender Group and shall be paid over or delivered to Agent for application to the payment, in full, in cash or cash equivalents of all Senior Debt remaining unpaid to the extent necessary to give effect to such Sections 3, 4, or 5, after giving effect to any concurrent payments or distributions to Agent in respect of the Senior Debt.

          SECTION 7 Authorization To Agent. If, while any Subordinated Debt is outstanding, any Insolvency Event shall occur and be continuing with respect to any Debtor or its property: (i) Agent hereby is irrevocably authorized and empowered (in the name of each other Debtor or otherwise), but shall have no obligation, to demand, sue for, collect, and receive every payment or distribution in respect of the Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Agent; and (ii) each other Debtor shall promptly take such action as Agent reasonably may request (a) to collect the Subordinated Debt, to the extent permitted by law, for the account of the Lender Group and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (b) to execute and deliver to Agent such powers of attorney, assignments, and other instruments as it may request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (c) to collect and receive any and all Subordinated Debt Payments, to the extent permitted by law.

          SECTION 8  Certain Agreements Of Each Debtor.

          (a) No Benefits. Each Debtor understands that there may be various agreements among Agent, the Lenders, and any other Debtor evidencing and governing the Senior Debt, and each Debtor acknowledges and agrees that such agreements are not intended to confer any benefits on such Debtor unless such Debtor is also a party thereto and that Agent and the Lenders shall have no obligation to such Debtor or any other Person to exercise any rights, enforce any remedies, or take any actions which may be available to them under such agreements unless such Debtor is also a party thereto.

          (b) No Interference. Each Debtor acknowledges that certain other Debtors have granted to Agent for the benefit of the Lender Group security interests in all of such other Debtor's assets, and agrees not to interfere with or in any manner oppose a disposition of any Collateral by Agent in accordance with applicable law.

          (c) Reliance by Agent and Lenders. Each Debtor acknowledges and agrees that Agent and the Lenders will have relied upon and will continue to rely upon the subordination provisions provided for herein and the other provisions hereof in entering into the Loan Documents and making or issuing the Advances, the Letters of Credit, or other financial accommodations thereunder.

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          (d)  Waivers. Except as provided under the Loan Agreement, each Debtor hereby waives any and all notice of the incurrence of the Senior Debt or any part thereof and any right to require marshaling of assets.

          (e) Obligations of Each Debtor Not Affected. Each Debtor hereby agrees that at any time and from time to time, without notice to or the consent of such Debtor, without incurring responsibility to such Debtor, and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of Agent hereunder: (i) the time for any other Debtor's performance of or compliance with any of its agreements contained in the Loan Documents may be extended or such performance or compliance may be waived by Agent or the Lenders; (ii) the agreements of any other Debtor with respect to the Loan Documents may from time to time be modified by such other Debtor, Agent, and the Lenders for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of such other Debtor, Agent, or the Lenders thereunder; (iii) the manner, place, or terms for payment by any other Debtor of Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt of any other Debtor may be renewed in whole or in part; (iv) the maturity of the Senior Debt of any other Debtor may be accelerated in accordance with the terms of any present or future agreement by any other Debtor, Agent, and the Lenders; (v) any Collateral may be sold, exchanged, released, or substituted and any Lien in favor of Agent may be terminated, subordinated, or fail to be perfected or become unperfected; (vi) any Person liable in any manner for Senior Debt may be discharged, released, or substituted; and (vii) all other rights against the other Debtors, any other Person, or with respect to any Collateral may be exercised (or Agent may waive or refrain from exercising such rights).

          (f) Rights of Agent Not to Be Impaired. No right of Agent or the Lenders to enforce the subordination provided for herein or to exercise its other rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by any Debtor, Agent, or the Lenders hereunder or under or in connection with the other Loan Documents or by any noncompliance by the other Debtors with the terms and provisions and covenants herein or in any other Loan Document, regardless of any knowledge thereof Agent or the Lenders may have or otherwise be charged with.

          (g) Financial Condition of the Debtors. Except as provided under the Loan Agreement or by applicable law, no Debtor shall have any right to require Agent to obtain or disclose any information with respect to: (i) the financial condition or character of any other Debtor or the ability of any other Debtor to pay and perform Senior Debt; (ii) the Senior Debt; (iii) the Collateral or other security for any or all of the Senior Debt; (iv) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; (v) any action or inaction on the part of Agent or any other Person; or (vi) any other matter, fact, or occurrence whatsoever.

          (h) Acquisition of Liens or Guaranties. No Debtor shall, without the prior consent of Agent, acquire any right or interest in or to any Collateral not owned by such Debtor or accept any guaranties for the Subordinated Debt.

          SECTION 9  Subrogation.

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          (a)  Subrogation. Until the payment and performance in full of all
Senior Debt, each Debtor agrees to postpone, and shall not directly or indirectly exercise, any rights that it may acquire by way of subrogation under this Agreement, by any payment or distribution to Agent hereunder or otherwise. Upon the payment and performance in full of all Senior Debt, each Debtor shall be subrogated to the rights of Agent and Lenders to receive payments or distributions applicable to the Senior Debt until the Subordinated Debt shall be paid in full. For the purposes of the foregoing subrogation, no payments or distributions to Agent of any cash, property, or securities to which any Debtor would be entitled except for the provisions of Section 3, 4, or 5 shall, as among such Debtor, its creditors (other than Agent and the Lenders), and the other Debtors, be deemed to be a payment by the other Debtors to or on account of the Senior Debt.

          (b) Payments Over to the Debtors. If any payment or distribution to which any Debtor would otherwise have been entitled but for the provisions of
Section 3, 4, or 5 shall have been applied pursuant to the provisions of Section 3, 4, or 5 to the payment of all amounts payable under the Senior Debt, such Debtor shall be entitled to receive from Agent or the Lenders any payments or distributions received by Agent or the Lenders in excess of the amount sufficient to pay in full in cash all amounts payable under or in respect of the Senior Debt. If any such excess payment is made to Agent or the Lenders, Agent or the Lenders shall promptly remit such excess to such Debtor and until so remitted shall hold such excess payment for the benefit of such Debtor.

          SECTION 10 Continuing Agreement; Reinstatement.

          (a) Continuing Agreement. This Agreement is a continuing agreement of subordination and shall continue in effect and be binding upon each Debtor until payment and performance in full in cash of the Senior Debt. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with the other Debtor.

          (b) Reinstatement. This Agreement shall continue to be effective or shall be reinstated, as the case may be, if, for any reason, any payment of the Senior Debt by or on behalf of any other Debtor shall be rescinded or must otherwise be restored by Agent or the Lenders, whether as a result of an Insolvency Event or otherwise.

          SECTION 11 Transfer Of Subordinated Debt. No Debtor may assign or transfer its rights and obligations in respect of the Subordinated Debt without the prior written consent of Agent, and any such transferee or assignee, as a condition to acquiring an interest in the Subordinated Debt shall agree to be bound hereby, in form satisfactory to Agent.

          SECTION 12 Obligations Of The Debtors Not Affected. The provisions of this Agreement are intended solely for the purpose of defining the relative rights of each Debtor against the other Debtors, on the one hand, and of Agent and the Lenders against the Debtors, on the other hand. Nothing contained in this Agreement shall (i) impair, as between each Debtor and the other Debtors, the obligation of the other Debtors to pay their respective obligations with respect to the Subordinated Debt as and when the same shall become due and payable, or (ii)

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otherwise affect the relative rights of each Debtor against the other Debtors, on the one hand, and of the creditors (other than Agent or the Lenders) of the other Debtors against the other Debtors, on the other hand.

          SECTION 13 Endorsement Of Debtor Documents; Further Assurances And Additional Acts.

          (a) Endorsement of Debtor Documents. At the request of Agent, all documents and instruments evidencing any of the Subordinated Debt, if any, shall be endorsed with a legend noting that such documents and instruments are subject to this Agreement, and each Debtor shall promptly deliver to Agent evidence of the same.

          (b) Further Assurances and Additional Acts. Each Debtor shall execute, acknowledge, deliver, file, notarize, and register at its own expense all such further agreements, instruments, certificates, financing statements, documents, and assurances, and perform such acts as Agent reasonably shall deem necessary or appropriate to effectuate the purposes of this Agreement, and promptly provide Agent with evidence of the foregoing reasonably satisfactory in form and substance to Agent.

          SECTION 14 Notices. All notices and other communications hereunder to Agent shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement and all notices and other communications hereunder to a Debtor shall be in writing and shall be mailed, sent or delivered in care of Borrower in accordance with the Loan Agreement.

          SECTION 15 No Waiver; Cumulative Remedies. No failure on the part of Agent or the Lenders to exercise, and no delay in exercising, any right, remedy, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to Agent and the Lenders.

          SECTION 16 Costs And Expenses. Each of the Debtors, jointly and severally, agrees to pay to Agent on demand the (a) reasonable out-of-pocket costs and expenses of Agent, and the reasonable fees and disbursements of counsel to Agent, in connection with the negotiation, preparation, execution, delivery, and administration of this Agreement, and any amendments, modifications, or waivers of the terms thereof; and (b) all reasonable out-of-pocket costs and expenses of Agent, and the reasonable fees and disbursements of counsel, in connection with the enforcement or attempted enforcement of, and preservation of rights or interests under, this Agreement, including any losses, reasonable out-of-pocket costs and expenses sustained by Agent as a result of any failure by any Debtor to perform or observe its obligations contained in this Agreement.

          SECTION 17 Survival. All covenants, agreements, representations and warranties made in this Agreement shall, except to the extent otherwise provided herein, survive the execution and delivery of this Agreement, and shall continue in full force and effect so long

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as any Senior Debt remains unpaid. Without limiting the generality of the foregoing, the obligations of each Debtor under Section 16 shall survive the satisfaction of the Senior Debt.

          SECTION 18 Benefits Of Agreement. This Agreement is entered into for the sole protection and benefit of the parties hereto and their successors and assigns, and no other person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement.

          SECTION 19 Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Debtor, Agent, and the Lenders and their respective successors and permitted assigns.

          SECTION 20 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the law of the State of California.

          SECTION 21 Submission To Jurisdiction; Waiver of Jury Trial. Each Debtor hereby (i) submits to the exclusive jurisdiction of the courts of the County of Los Angeles, State of California and the federal courts of the United States sitting in the County of Los Angeles, State of California, for the purpose of any action or proceeding arising out of or relating to this Agreement, (ii) agrees that all claims in respect of any such action or proceeding may be heard and determined in such courts, or at the sole option of Agent, in any other court which has subject matter jurisdiction over the matter in controversy, (iii) irrevocably waives (to the extent permitted by applicable law) any objection which it now or hereafter may have to the laying of venue of any such action or proceeding brought in any of the foregoing courts, and any objection on the ground that any such action or proceeding in any such court has been brought in an inconvenient forum, (iv) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner permitted by law, and (v) EACH DEBTOR HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH DEBTOR REPRESENTS THAT EACH SUCH PARTY HAS REVIEWED THIS WAIVER AND EACH SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          SECTION 22 Entire Agreement; Amendments And Waivers.

          (a) Entire Agreement. This Agreement constitutes the entire agreement of each of the Debtors and Agent with respect to the matters set forth herein and supersedes any prior agreements, commitments, drafts, communications, discussions, and understandings, oral or written, with respect thereto. None of the terms or conditions of this Agreement imposes on the Debtors any obligation or liability under any Loan Document (other than this Agreement). The foregoing notwithstanding, the terms and conditions of this Agreement shall not in any way

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limit or affect the obligations or liabilities of any Debtor under the Loan
Documents to which such Debtor is a party.

          (b) Amendments and Waivers. No amendment to any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by each of the Debtors and Agent; and no waiver of any provision of this Agreement, or consent to any departure by any Debtor therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent. Any such amendment, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 23 Conflicts. In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and any documents or instruments in respect of the Subordinated Debt, on the other hand, then the terms of this Agreement shall control.

          SECTION 24 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement or the validity or effectiveness of such provision in any other jurisdiction.

          SECTION 25 Interpretation. This Agreement is the result of negotiations between, and has been reviewed by the respective counsel to, the Debtors and Agent and is the product of all parties hereto. Accordingly, this Agreement shall not be construed against Agent merely because of Agent's involvement in the preparation hereof.

          SECTION 26 Counterparts; Telefacsimile Execution. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

          SECTION 27 Termination Of Agreement. Upon indefeasible payment and performance in full of the Senior Debt, this Agreement shall terminate and Agent shall promptly execute and deliver to each Debtor such documents and instruments as shall be reasonably necessary to evidence such termination; provided, however, that the obligations of each Debtor under Section 16 shall survive such termination.

                            [Signature page follows.]

                                        9

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          IN WITNESS WHEREOF, the undersigned has executed and delivered this
Agreement as of the date first written above.

                                        RIVER HOLDING CORP.,
                                        a Delaware corporation


                                        By:
                                             -----------------------------------
                                        Title:


                                        HUDSON RESPIRATORY CARE INC.,
                                        a California corporation


                                        By:
                                             -----------------------------------
                                        Title:


                                        IH HOLDING LLC,
                                        a Delaware limited liability company


                                        By:
                                             -----------------------------------
                                        Title:


                                        HUDSON RESPIRATORY CARE TECATE, S. DE
                                        R.L. DE C.V.,
                                        a company organized under the laws of
                                        Mexico


                                        By:
                                             -----------------------------------
                                        Title:


                                        INDUSTRIAS HUDSON S.A. DE C.V.,
                                        a company organized under the laws of
                                        Mexico


                                        By:
                                             -----------------------------------
                                        Title:

                                        HRC HOLDING INC.,
                                        a Delaware corporation


                                        By:
                                             -----------------------------------
                                        Title:

                                        WELLS FARGO FOOTHILL, INC.,
                                        a California corporation, as Agent


                                        By:
                                             -----------------------------------
                                        Title:

                                      S-2